Exhibit 99.1

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of January 1, 2011, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,526,750 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 48 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

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COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$1,254,197,998
Aggregate Outstanding Principal Balance – Treasury Bill	$35,622,681
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	2.84%
Aggregate Outstanding Principal Balance – Commercial Paper	$1,218,575,318
Percentage of Aggregate Outstanding Principal Balance – Commercial Paper	97.16%
Number of Borrowers	42,027
Average Outstanding Principal Balance Per Borrower	$29,843
Number of Loans	72,743
Average Outstanding Principal Balance Per Loan – Treasury Bill	$23,012
Average Outstanding Principal Balance Per Loan – Commercial Paper	$17,116
Weighted Average Remaining Term to Scheduled Maturity	237 months
Weighted Average Annual Interest Rate	4.28%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	14,108	$268,335,557	21.4%
3.01% to 3.50%	12,324	205,843,739	16.4
3.51% to 4.00%	13,942	220,719,617	17.6
4.01% to 4.50%	17,999	269,959,266	21.5
4.51% to 5.00%	3,847	63,661,527	5.1
5.01% to 5.50%	1,129	22,796,349	1.8
5.51% to 6.00%	1,067	23,670,251	1.9
6.01% to 6.50%	1,543	29,707,329	2.4
6.51% to 7.00%	1,976	40,439,892	3.2
7.01% to 7.50%	821	18,419,748	1.5
7.51% to 8.00%	1,597	32,952,732	2.6
8.01% to 8.50%	1,738	41,513,324	3.3
Equal to or greater than 8.51%	652	16,178,665	1.3
Total	72,743	$1,254,197,998	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,012	9,530,318	0.8%
$5,000.00 -$ 9,999.99	8,592	66,716,479	5.3
$10,000.00-$14,999.99	6,210	75,697,629	6.0
$15,000.00-$19,999.99	5,160	89,566,977	7.1
$20,000.00-$24,999.99	3,528	79,008,932	6.3
$25,000.00-$29,999.99	2,588	70,764,793	5.6
$30,000.00-$34,999.99	2,035	66,025,501	5.3
$35,000.00-$39,999.99	1,650	61,668,898	4.9
$40,000.00-$44,999.99	1,427	60,553,077	4.8
$45,000.00-$49,999.99	1,040	49,355,021	3.9
$50,000.00-$54,999.99	843	44,279,267	3.5
$55,000.00-$59,999.99	749	43,020,008	3.4
$60,000.00-$64,999.99	657	40,982,302	3.3
$65,000.00-$69,999.99	531	35,754,623	2.9
$70,000.00-$74,999.99	426	30,855,580	2.5
$75,000.00-$79,999.99	386	29,918,030	2.4
$80,000.00-$84,999.99	345	28,469,237	2.3
$85,000.00-$89,999.99	275	24,035,611	1.9
$90,000.00-$94,999.99	255	23,551,809	1.9
$95,000.00-$99,999.99	227	22,147,392	1.8
$100,000.00 and above	2,091	302,296,516	24.1
Total	42,027	$1,254,197,998	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	66,965	$ 1,146,577,129	91.4%
31-60 days	2,164	37,512,783	3.0
61-90 days	1,222	21,949,572	1.8
91-120 days	630	12,071,224	1.0
121-150 days	379	8,352,540	0.7
151-180 days	269	4,827,416	0.4
181-210 days	207	4,066,094	0.3
Greater than 210 days	907	18,841,241	1.5
Total	72,743	$ 1,254,197,998	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	34	$13,773	*
4 to12	161	196,696	*
13 to 24	238	644,656	0.1%
25 to 36	502	2,561,116	0.2
37 to 48	495	2,705,336	0.2
49 to 60	1,955	6,441,783	0.5
61 to 72	1,125	5,406,703	0.4
73 to 84	1,299	7,667,796	0.6
85 to 96	9,544	51,599,477	4.1
97 to 108	3,964	24,017,113	1.9
109 to 120	2,673	19,657,283	1.6
121 to 132	2,570	29,327,947	2.3
133 to 144	2,493	27,328,235	2.2
145 to 156	9,218	97,454,652	7.8
157 to 168	4,238	47,901,965	3.8
169 to 180	2,947	35,530,313	2.8
181 to 192	2,143	29,440,746	2.3
193 to 204	1,746	28,537,539	2.3
205 to 216	5,249	95,916,082	7.6
217 to 228	2,666	51,967,647	4.1
229 to 240	2,047	42,665,348	3.4
241 to 252	1,342	29,870,065	2.4
253 to 264	942	25,513,548	2.0
265 to 276	4,403	154,613,500	12.3
277 to 288	1,933	72,765,583	5.8
289 to 300	1,673	65,753,099	5.2
301 to 312	1,425	72,350,840	5.8
313 to 324	982	56,588,423	4.5
325 to 336	831	47,281,932	3.8
337 to 348	694	42,309,180	3.4
349 to 360	730	46,774,104	3.7
361 and above	481	33,395,514	2.7
Total	72,743	$1,254,197,998	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the numbers of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	6,225	$110,337,857	8.8%
Forbearance	5,146	$115,356,316	9.2
Repayment
First year in repayment	2,336	70,897,646	5.7
Second year in repayment	2,547	70,844,426	5.6
Third year in repayment	3,070	81,180,460	6.5
More than 3 years in repayment	53,419	805,581,293	64.2
Total	72,743	$1,254,197,998	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 63.7 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	14.6	-	250.4
Forbearance	-	4.4	262.9
Repayment	-	-	230.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $110,337,857 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $55,915,558 or approximately 50.7% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	341	$6,513,385	0.5%
Alaska	114	2,078,571	0.2
Arizona	962	16,816,555	1.3
Arkansas	403	6,974,188	0.6
California	6,760	136,559,720	10.9
Colorado	1,062	16,470,156	1.3
Connecticut	1,091	15,488,009	1.2
Delaware	99	1,826,719	0.1
District of Columbia	273	4,558,650	0.4
Florida	2,122	46,827,415	3.7
Georgia	1,551	29,327,095	2.3
Hawaii	178	3,325,016	0.3
Idaho	193	3,016,723	0.2
Illinois	2,735	45,526,988	3.6
Indiana	1,285	23,362,044	1.9
Iowa	325	4,428,534	0.4
Kansas	753	11,524,349	0.9
Kentucky	664	10,077,219	0.8
Louisiana	1,769	29,652,301	2.4
Maine	135	2,549,034	0.2
Maryland	1,206	22,844,203	1.8
Massachusetts	2,015	31,264,987	2.5
Michigan	1,606	29,547,726	2.4
Minnesota	800	12,163,718	1.0
Mississippi	306	5,838,722	0.5
Missouri	1,158	17,837,879	1.4
Montana	92	1,575,585	0.1
Nebraska	98	1,572,994	0.1
Nevada	331	6,642,039	0.5
New Hampshire	315	4,426,789	0.4
New Jersey	1,288	32,076,001	2.6
New Mexico	255	4,589,404	0.4
New York	7,407	119,427,260	9.5
North Carolina	1,185	24,747,228	2.0
North Dakota	32	334,349	*
Ohio	11,303	189,188,035	15.1
Oklahoma	1,713	25,987,122	2.1
Oregon	1,048	16,407,936	1.3
Pennsylvania	2,010	37,925,059	3.0
Rhode Island	155	3,003,900	0.2
South Carolina	377	6,536,791	0.5
South Dakota	56	1,040,770	0.1
Tennessee	1,163	20,046,752	1.6
Texas	8,068	127,279,775	10.1
Utah	202	5,153,873	0.4
Vermont	96	1,397,370	0.1
Virginia	1,798	27,701,566	2.2
Washington	2,281	35,298,702	2.8
West Virginia	177	2,599,990	0.2
Wisconsin	860	13,061,020	1.0
Wyoming	35	448,405	*
Other	492	9,329,379	0.7
Total	72,743	$1,254,197,998	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	49,347	$737,174,837	58.8%
Other Repayment Options(1)	23,396	517,023,161	41.2
Total	72,743	$1,254,197,998	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 4,374 loans with an aggregate outstanding principal balance of $132,917,111 currently in an interest-only period.  These interest-only loans represent approximately 10.6% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	36,839	$562,308,449	44.8%
Unsubsidized	35,904	691,889,550	55.2
Total	72,743	$1,254,197,998	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	126	$2,300,200	0.2%
October 1, 1993 through June 30, 2006	72,617	1,251,897,799	99.8
July 1, 2006 and later	0	0	0.0
Total	72,743	$1,254,197,998	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

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The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,131	$28,737,511	2.3%
California Student Aid Commission	550	12,071,252	1.0
College Assist	24	332,234	*
Educational Credit Management Corporation	621	9,084,000	0.7
Great Lakes Higher Education Corporation	675	12,324,608	1.0
Illinois Student Assistance Commission	2,514	34,025,279	2.7
Iowa College Student Aid Commission	180	1,921,877	0.2
Kentucky Higher Education Assistance Authority	553	6,577,746	0.5
Louisiana Office of Student Financial Assistance	1,038	15,090,161	1.2
Michigan Guaranty Agency	1,337	20,271,915	1.6
New Jersey Higher Education Student Assistance Authority	5,108	72,193,627	5.8
New York State Higher Education Services Corporation	14,224	212,358,635	16.9
Northwest Education Loan Association	6,902	98,207,800	7.8
Oklahoma Guaranteed Student Loan Program	1,246	17,801,583	1.4
Pennsylvania Higher Education Assistance Agency	5,424	80,738,931	6.4
Student Loan Guarantee Foundation of Arkansas	315	4,851,141	0.4
Tennessee Student Assistance Corporation	1,189	17,366,979	1.4
Texas Guaranteed Student Loan Corporation	8,323	130,178,979	10.4
United Student Aid Funds, Inc.	20,389	480,063,738	38.3
Total	72,743	$1,254,197,998	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the Significant Guarantors and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act of 1965, as amended (“the Act”), as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Act in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal

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financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2010, USA Funds held net assets on behalf of the federal reserve fund of approximately $366 million. Through September 30, 2010, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $92 billion.  Also, as of September 30, 2010, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $366 million of net assets held on behalf of the federal reserve fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	0.26%	0.28%	0.33%	0.38%	0.40%

USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford

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and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	$12,586	$15,581	$17,202	$20,067	$7,705

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year.  For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	38.03%	40.30%	45.60%	36.19%	32.90%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	1.21%	2.13%	2.07%	1.92%	1.69%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows: 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent; 2007 – 4.07 percent; 2006 – 3.84 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Director, Corporate Communications.

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NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (HESC) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (“FFELP”).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP Loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.

As a result of the March 30, 2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective July 1, 2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after June 30, 2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning July 1, 2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2010, HESC had total FFELP assets of approximately $164.7 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $23.0 billion in original principal amount of loans outstanding.

Guarantee Volume:  HESC guaranteed the following amounts for the last five federal fiscal years ending September 30 (excluding consolidation loans):

	FFELP Loan Volume
	Fiscal Year
	($ in millions)
Guarantor	2006	2007	2008	2009	2010
New York State Higher Education Services Corporation	$2,970	$3,164	$3,551	$3,642	$799

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Reserve Ratio:  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund balance by the original principal amount of loans outstanding. HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio
	Fiscal Year
Guarantor	2006	2007	2008	2009	2010
New York State Higher Education Services Corporation	0.25%	0.29%	0.29%	0.30%	0.33%

Recovery Rates:  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate
	Fiscal Year
Guarantor	2006	2007	2008	2009	2010
New York State Higher Education Services Corporation	19.59%	26.54%	32.12%	23.64%	23.46%

Claims Rate:  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate
	Fiscal Year
Guarantor	2006	2007	2008	2009	2010
New York State Higher Education Services Corporation	1.50%	1.42%	1.60%	1.93%	1.86%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site, www.hesc.org.

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TEXAS GUARANTEED STUDENT LOAN CORPORATION

Guaranty Volume.  The following table sets forth the approximate aggregate principal amount of federally reinsured education loans (including loans under the Parent Loans for Undergraduate Students (“PLUS”) program but excluding Federal Consolidation Loans) that have first become guaranteed in each of the following federal fiscal years calculated by subtracting the prior year end Form 2000 Line AR1 from that of the current year.

	Stafford SLS and PLUS Loans Guaranteed
	Federal Fiscal Year (ending September 30)
	($ in millions)
Guarantor	2006	2007	2008	2009	2010
Texas Guaranteed Student Loan Corporation(1)	$4,016	$4,582	$7,256	$10,324	$2,956
(1) Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Reserve Ratio.  The reserve ratio is determined by dividing its cumulative federal fund cash and investment reserves, by the original principal amount of the outstanding loans guaranteed.  The term “cumulative cash reserves” means the difference between sources and uses of monies in the federal reserve fund.  The following table sets forth the respective reserve ratio for the following fiscal years:

	Reserve Ratio
	Federal Fiscal Year (ending September 30)
Guarantor	2006	2007	2008	2009	2010
Texas Guaranteed Student Loan Corporation	0.735%	0.900%	0.905%	0.980%	1.470%

Recovery Rates. Determined by dividing the cumulative amount recovered from borrowers (prior year total plus current year Form 2000 Lines MR 10,10A, 11A, 11B, 12A, 13A, 17,19 and 27) by the cumulative amount of default claims paid (Form 2000 Line AR 8).  The table below sets forth the recovery rates for the following fiscal years:

	Recovery Rate
	Federal Fiscal Year (ending September 30)
Guarantor	2006	2007	2008	2009	2010
Texas Guaranteed Student Loan Corporation(1)	80.9%	82.0%	83.2%	82.7%	84.4
(1) Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

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Claims Rate.  For the following federal fiscal years, the claims rate is as follows:

	Claims Rate
	Federal Fiscal Year (ending September 30)
	($ in millions)
Guarantor	2006	2007	2008	2009	2010
Texas Guaranteed Student Loan Corporation(1)	3.06%	3.01%	3.32%	3.40%	2.99%
(1) Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Pursuant to the Health Care and Education Affordability Reconciliation Act which amended the Higher Education Act of 1965, the origination of federal student loans under FFELP after June 30, 2010 was discontinued.

Eligible FFELP loans selected for sale (“put”) to the Department of Education at the lenders option under provisions of The Ensuring Continued Access to Student Loans Act have been removed from Texas Guaranteed Student Loan Corporation’s portfolio as of September 30, 2010, with the exception of an additional $2.1 billion “put” in October 2010 under a Department of Education deadline extension.

Texas Guaranteed Student Loan Corporation can be contacted at P.O. Box 83100, Round Rock, Texas 78683 (Telephone:  (800) 252-9743) or at www.tgslc.org.

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